[Scudder Investments logo]

Scudder-Dreman Financial Services Fund

Classes A, B and C

Semiannual Report

May 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder-Dreman Financial Services Fund	Nasdaq Symbol	CUSIP Number
Class A	KDFAX	81114P-107
Class B	KDFBX	81114P-206
Class C	KDFCX	81114P-305

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary May 31, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder-Dreman Financial Services Fund	6-Month	1-Year	3-Year	Life of Class**
Class A	5.18%	.05%	3.11%	4.23%
Class B	4.78%	-.67%	2.30%	3.38%
Class C	4.86%	-.65%	2.35%	3.46%
S&P Financial Index+	2.73%	-6.13%	3.40%	4.22%
S&P 500 Index++	-5.69%	-13.87%	-5.23%	.54%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 5/31/02	$ 10.86	$ 10.75	$ 10.78
11/30/01	$ 10.36	$ 10.26	$ 10.28
Distribution Information: Six Months: Income Dividends	$ .04	$ -	$ -

Class A Lipper Rankings* - Financial Services Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	48	of	119	40
3-Year	47	of	65	72

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(a)* (Adjusted for Sales Charge)
-- Scudder-Dreman Financial Services Fund - Class A -- S&P Financial Index+ - - - S&P 500 Index++

Comparative Results* (Adjusted for Sales Charge)
Scudder-Dreman Financial Services Fund		1-Year	3-Year	Life of Class**
Class A(b)	Growth of $10,000	$9,430	$10,332	$11,227
	Average annual total return	-5.70%	1.10%	2.78%
Class B(b)	Growth of $10,000	$9,635	$10,506	$11,308
	Average annual total return	-3.65%	1.66%	2.95%
Class C(b)	Growth of $10,000	$9,935	$10,722	$11,547
	Average annual total return	-.65%	2.35%	3.46%
S&P Financial Index+	Growth of $10,000	$9,387	$11,055	$11,881
	Average annual total return	-6.13%	3.40%	4.22%
S&P 500 Index++	Growth of $10,000	$8,613	$8,511	$10,226
	Average annual total return	-13.87%	-5.23%	.54%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3-year and life of class periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower.
** The Fund commenced operations on March 9, 1998. Index comparisons begin March 31, 1998.
a The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
b Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Standard & Poor's (S&P) Financial Index is an unmanaged capitalization-weighted price-only index representing 11 financial industries and 74 financial companies.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

Economic recovery is continuing, but at a more moderate pace than earlier in the year.

It appears that a rebound in corporate profits is underway. Unit labor costs - the main squeeze on profits in the past few years - are falling, allowing firms to restore profit margins. And increased profits will eventually provide firms the wherewithal to finance renewed capital spending. That, together with sustained consumer expenditures and an acceleration in government outlays, should be sufficient to shift final demand into higher gear during the second half of this year.

For the moment, though, demand remains steady but unspectacular, and the Federal Reserve is consequently wary of raising interest rates. We don't believe that the central bank will raise short-term interest rates until the economic recovery shifts to a more self-sustained, demand-led phase. At a minimum, the Fed will want to see more concrete signs of a revival in business investment and much greater improvement in the labor markets before raising rates. We expect this evidence to emerge gradually in the second half of the year, and then continue to solidify in 2003. As a result, we see the federal funds rate rising from its current 1.75 percent to about 2.50 percent by the end of this year, and then to 4.50 percent by the end of 2003.

How will this affect the fixed-income markets? Short-term interest rates will probably remain steady until more convincing signs of economic acceleration appear. That is unlikely before late summer. Then, once the Fed's rate-reversal process begins, short- and intermediate-term rates will rise, and continue to do so throughout the Fed's tightening process. Longer-term rates probably won't rise much, though, given that inflation is likely to remain tame.

The increase in profits we envision should obviously help equities, but markets already seem to be pricing in a sizable improvement in earnings. Further, equity valuations remain high. On balance, we expect annualized equity returns of 5 percent to 8 percent - better than in 2000 and 2001, but well below the average annual returns seen during the past few decades, and closer to what will likely be the long-term sustainable trend going forward.

Economic Guideposts Data as of 5/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

Internationally, the outlook is about the same. Economic activity decelerated in virtually all major economies, almost in unison with the United States, in the second half of 2000 and in 2001. But as signs of recovery began to emerge domestically, they did so internationally as well.

Everyone interested in the investment implications of a recession and recovery asks, "Where is the low point?" But investors shouldn't try to look for the bottom, because no one can ever accurately predict that. The key is to pick the trends that will tell you in which direction the economy and markets are going. And now the direction is up. Although diversification does not eliminate the risk of potential loss, a diversified portfolio is now, as always, a good idea.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of May 23, 2002, and may not actually come to pass.

Portfolio Management Review

In the following interview, Lead Portfolio Manager David N. Dreman discusses the strategy of Scudder-Dreman Financial Services Fund and the market environment during the six-month period ended May 31, 2002.

Q: Will you provide a brief overview of the market climate during the semiannual period?

A: As 2001 drew to a close, investors tried to put the devastating events of September 11 behind them. After precipitous declines, the stock market rallied in November and December, when investors pinned their hopes on improving economic indicators. The optimism, however, was short lived, and volatility firmly implanted itself for the remainder of the period. Threats of further terrorist activity, unrest in the Middle East and fears of nuclear terrorism kept investors on edge, as did concerns regarding shady corporate accounting tactics in the wake of the Enron collapse.

While volatility can be unsettling, it provided a great opportunity for us to deploy our contrarian value investment strategy. Value significantly outperformed growth as risk-averse investors continued to look for "lower-risk" investments. The broad market - as measured by the S&P 500, a group of large-cap value and growth stocks - lost 5.69 percent in the period. Meanwhile, financial stocks - as measured by the S&P Financial Index, an indicator of performance in the S&P 500's financial stocks - gained 2.73 percent.

Q: How did Scudder-Dreman Financial Services Fund perform during this volatile period?

A: The fund's Class A shares (unadjusted for sales charges) rose 5.18 percent, outpacing the 2.73 percent gain of the fund's benchmark, the S&P Financial Index, but underperforming the 7.35 percent average return of its peers in the Lipper Financial Services Funds category. The S&P Financial Index tracks the performance of the S&P 500's financial stocks. The Lipper Financial Services Funds category tracks the performance of a group of funds with similar investment objectives to that of Scudder-Dreman Financial Services Fund.

We're pleased with the fund's performance in relation to the benchmark - especially given the difficult market environment. Our goal, however, is to surpass both the benchmark and our peers. We attribute the fund's underperformance in comparison with its Lipper category to two factors. First, we are committed to keeping the portfolio fully invested in financial stocks, while some of our peers added stocks from other market sectors to help boost returns. Second, we have a much more conservative approach to value investing than do some of our peers. Our investment criteria precluded us from participating in some of the more speculative areas of the financial sector, including some brokerage houses, on-line trading companies and lenders. We did, however, purchase some of the major investment banking houses when they declined sharply in May.

Q: Will you describe your investment philosophy?

A: As contrarian value investors, we look for financial services companies whose stocks have fallen out of favor for one reason or another. We look for fundamentally sound companies with strong balance sheets. We seek to determine whether their stocks are undervalued by screening for price-to-earnings (P/E), price-to-book, price-to-cash-flow and price-to-dividend ratios that are low relative to the overall market and to the financial services sector. We're always looking for breaks in the market that will enable us to add quality companies to the portfolio when their stock prices have reached, or are on their way to reaching, what we believe are temporary lows.

Q: Are you still bullish on regional banks? How would a rising-interest-rate environment affect their performance?

A: Major regional banks remain the portfolio's largest asset allocation, accounting for over 20 percent of the fund's net assets. The fund's position in regional banks relative to the benchmark along with the sector's positive results helped performance. We remain bullish on regional banks due to their strong historical performance and their minimal exposure to risky foreign debt. Additionally, most of these companies generate earnings from fees and services as well as from their loan businesses. The earnings generated from fees and services (roughly 50 percent of their total revenues in many cases) are important when rates rise as loan defaults are less likely to significantly hurt the bottom line.

Q: Fannie Mae and Freddie Mac are typically strong performers. What was behind their lackluster performance?

A: Despite the tough economic environment, Fannie Mae and Freddie Mac, two of the portfolio's largest and longest-held names, continued to post positive earnings. Nevertheless, stock price performance for both was essentially flat during the period - as a result of political pressure to increase regulation of these companies. However, regulatory pressure is nothing new for these stocks. It's always been in the background. The bottom line is that these companies provide low-cost mortgages. We don't believe there will be enough support in Washington to dramatically increase regulation of Fannie and Freddie, which would result in higher mortgage costs. We firmly believe that the setback is temporary and that these stocks, which have lower price-to-earnings ratios and faster growth rates than many top-growth companies, will surge ahead once again.

Q: Did you make any material changes to the portfolio?

A: We've begun a conservative program of increasing the fund's exposure to brokerage companies. As you may remember, this is an area in which we've been significantly underweight relative to the S&P Financial Index. Our underweight position helped us this period and over the past couple of years as these firms suffered from a dramatic decline in brokerage activity and a substantial drop in new initial public offerings. We've gradually increased our exposure to Morgan Stanley and Goldman Sachs after market panic caused a sell-off. We believe these types of stocks may continue to lag as investors remain skittish and we expect more opportunities to buy them on further weakness. Over time, however, we're confident in their ability to rebound strongly.

Q: What is your outlook for the overall market and for financial services stocks in particular?

A: We believe the environment will continue to be volatile. Over the past several months, we've seen encouraging signs that the economy (and markets) may be recovering. However, we believe the road to recovery is going to be a long one with sharp rallies and equally sharp retreats. Despite declines over the last two years, the overall stock market remains overvalued in our opinion, and we don't anticipate a sharp recovery in corporate earnings to make up for the discrepancy. The good news is that this is the type of market in which contrarian investors, like us, can find great opportunity. We believe many great financial stocks are trading well below their true market value. As investors remain risk averse, our contrarian value style should shine.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2002

Asset Allocation	5/31/02	11/30/01

Common Stocks	99%	99%
Convertible Preferred Stocks	1%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	5/31/02	11/30/01

Banks	34%	40%
Other Finance	34%	24%
Insurance	21%	23%
Consumer Finance	11%	13%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2002 (63.6% of Portfolio)
1. American International Group, Inc. Provider of insurance services	11.2%
2. Fannie Mae Facilitator of mortgages and issuer of mortgage-backed securities	8.7%
3. Freddie Mac Supplier of mortgage credit	8.7%
4. Citigroup, Inc. Provider of diversified financial services	8.3%
5. Washington Mutual, Inc. Provider of consumer and commercial banking services	6.8%
6. J.P. Morgan Chase & Co. Provider of global financial services	5.9%
7. Bank of America Corp. Provider of commercial banking services	4.8%
8. KeyCorp Provider of commercial banking services	3.5%
9. U.S. Bancorp Provider of diversified financial services	2.9%
10. Wachovia Corp. Provider of financial services	2.8%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of May 31, 2002 (Unaudited)

	Shares	Value ($)
Common Stocks 99.0%
Financial 98.2%
Banks 33.8%
Bank of America Corp.	110,216	8,355,475
Bank One Corp.	26,087	1,059,915
Banknorth Group, Inc.	41,745	1,122,523
Colonial BancGroup, Inc.	79,545	1,224,993
FleetBoston Financial Corp.	123,795	4,362,536
Golden West Financial Corp.	18,465	1,291,811
J.P. Morgan Chase & Co.	281,980	10,137,181
KeyCorp	222,690	6,079,437
National Bank of Canada	205,230	4,419,760
PNC Financial Services Group	67,790	3,813,188
Popular, Inc.	54,020	1,723,238
Provident Financial Group	23,395	689,685
U.S. Bancorp	208,750	4,936,938
Union Planters Corp.	17,725	889,263
Wachovia Corp.	125,928	4,831,857
Wells Fargo & Co.	64,975	3,404,690
		58,342,490
Consumer Finance 10.9%
American Express Co.	106,940	4,546,019
Citigroup, Inc.	330,100	14,253,718
		18,799,737
Insurance 20.3%
Allstate Corp.	50,080	1,927,078
American International Group, Inc.	288,567	19,325,332
Chubb Corp.	41,570	3,124,401
Jefferson-Pilot Corp.	15,477	736,860
Ohio Casualty Corp.*	178,050	3,723,026
Prudential Financial, Inc.*	9,600	331,104
Safeco Corp.	98,545	3,152,455
St. Paul Companies, Inc.	40,790	1,738,062
Torchmark Corp.	21,290	859,264
		34,917,582
Other Financial Companies 33.2%
Allied Capital Corp.	77,000	1,901,129
Corrections Corp. of America*	16,095	261,061
Fannie Mae	187,650	15,013,877
Franklin Resources, Inc.	28,355	1,234,293
Freddie Mac	228,210	14,959,166
Goldman Sachs Group, Inc.	32,500	2,452,125
Marsh & McLennan Companies, Inc.	24,775	2,499,798
Merrill Lynch & Co., Inc.	59,400	2,418,174
Morgan Stanley Dean Witter & Co.	69,300	3,150,378
SLM Corp.	16,755	1,616,522
Washington Mutual, Inc.	300,571	11,683,195
		57,189,718
Service Industries 0.8%
Investment
Bear Stearns Companies, Inc.	23,715	1,424,086
Total Common Stocks (Cost $142,011,951)		170,673,613

Convertible Preferred Stocks 1.0%
Financial
Other Financial Companies
Corrections Corp. of America, PIK (Cost $1,179,897)	69,714	1,673,132

Cash Equivalents 0.0%
Scudder Cash Management QP Trust, 1.86% (b) (Cost $1,561)	1,561	1,561
Total Investment Portfolio - 100.0% (Cost $143,193,409) (a)		172,348,306

* Non-income producing security.
(a) The cost for federal income tax purposes was $144,096,937. At May 31, 2002, net unrealized appreciation for all securities based on tax cost was $28,251,369. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $33,165,073 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,913,704.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Asset Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
PIK denotes that interest or dividends is paid in kind.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $143,193,409)	$ 172,348,306
Receivable for investments sold	575,296
Dividends receivable	175,088
Interest receivable	171,701
Receivable for Fund shares sold	81,115
Foreign taxes recoverable	711
Other assets	876
Total assets	173,353,093
Liabilities
Due to custodian bank	303,551
Notes payable	900,000
Payable for Fund shares redeemed	479,455
Accrued management fee	113,183
Other accrued expenses and payables	166,904
Total liabilities	1,963,093
Net assets, at value	$ 171,390,000
Net Assets
Net assets consist of: Undistributed net investment income	180,643
Net unrealized appreciation (depreciation) on investments	29,154,897
Accumulated net realized gain (loss)	(15,825,857)
Paid-in capital	157,880,317
Net assets, at value	$ 171,390,000

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2002 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($74,170,221 / 6,828,348 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.86
Maximum offering price per share (100 / 94.25 of $10.86)	$ 11.52
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($80,460,854 / 7,486,336 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.75
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($16,758,925 / 1,555,052 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.78

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2002 (Unaudited)
Investment Income
Dividends (net of foreign taxes withheld of $10,878)	$ 1,829,853
Interest	7,093
Total Income	1,836,946
Expenses: Management fee	651,616
Administrative fee	312,594
Distribution service fees	586,912
Trustees' fees and expenses	8,701
Other	1,168
Total expenses, before expense reductions	1,560,991
Expense reductions	(87)
Total expenses, after expense reductions	1,560,904
Net investment income (loss)	276,042
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(6,393,092)
Foreign currency related transactions	449
(6,392,643)
Net unrealized appreciation (depreciation) during the period on: Investments	14,488,990
Foreign currency related transactions	31
14,489,021
Net gain (loss) on investment transactions	8,096,378
Net increase (decrease) in net assets resulting from operations	$ 8,372,420

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2002 (Unaudited)	Year Ended November 30, 2001
Operations: Net investment income (loss)	$ 276,042	$ 262,523
Net realized gain (loss) on investment transactions	(6,392,643)	(5,396,112)
Net unrealized appreciation (depreciation) on investment transactions during the period	14,489,021	7,528,961
Net increase (decrease) in net assets resulting from operations	8,372,420	2,395,372
Distributions to shareholders from: Net investment income: Class A	(254,434)	(1,005,645)
Class B	-	(535,666)
Class C	-	(124,262)
Fund share transactions: Proceeds from shares sold	13,227,440	52,057,132
Reinvestment of distributions	226,143	1,490,930
Cost of shares redeemed	(24,554,612)	(63,351,883)
Net increase (decrease) in net assets from Fund share transactions	(11,101,029)	(9,803,821)
Increase (decrease) in net assets	(2,983,043)	(9,074,022)
Net assets at beginning of period	174,373,043	183,447,065
Net assets at end of period (including undistributed net investment income of $180,643 and $159,035, respectively)	$ 171,390,000	$ 174,373,043

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2002[a]	2001	2000	1999	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.36	$ 10.27	$ 9.74	$ 9.65	$ 9.50
Income (loss) from investment operations: Net investment income (loss)[c]	.04	.06	.16	.13	.03
Net realized and unrealized gain (loss) on investment transactions	.50	.16	.52	.06	.12
Total from investment operations	.54	.22	.68	.19	.15
Less distributions from: Net investment income	(.04)	(.13)	(.15)	(.08)	-
Net realized gains on investment transactions	-	-	-	(.02)	-
Total distributions	(.04)	(.13)	(.15)	(.10)	-
Net asset value, end of period	$ 10.86	$ 10.36	$ 10.27	$ 9.74	$ 9.65
Total Return (%)[d]	5.18**	2.08	7.14	1.95[e]	1.58e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	74	75	81	82	108
Ratio of expenses before expense reductions (%)	1.35*	1.45	1.47[f]	1.44	1.55*
Ratio of expenses after expense reductions (%)	1.35*	1.45	1.46[f]	1.31	1.36*
Ratio of net investment income (loss) (%)	.76*	.58	1.69	1.27	.55*
Portfolio turnover rate (%)	27*	17	9	14	5*
[a] For the six months ended May 31, 2002 (Unaudited).
[b] For the period March 9, 1998 (commencement of operations) to November 30, 1998.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.42% and 1.41%, respectively.
* Annualized
** Not annualized

Class B
Years Ended November 30,	2002[a]	2001	2000	1999	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.26	$ 10.19	$ 9.65	$ 9.59	$ 9.50
Income (loss) from investment operations: Net investment income (loss)[c]	-***	(.02)	.08	.04	(.01)
Net realized and unrealized gain (loss) on investment transactions	.49	.15	.54	.05	.10
Total from investment operations	.49	.13	.62	.09	.09
Less distributions from: Net investment income	-	(.06)	(.08)	(.01)	-
Net realized gains on investment transactions	-	-	-	(.02)	-
Total distributions	-	(.06)	(.08)	(.03)	-
Net asset value, end of period	$ 10.75	$ 10.26	$ 10.19	$ 9.65	$ 9.59
Total Return (%)[d]	4.78**	1.28	6.28	1.08[e]	.95e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	80	82	85	90	100
Ratio of expenses before expense reductions (%)	2.15*	2.23	2.27[f]	2.22	2.29*
Ratio of expenses after expense reductions (%)	2.15*	2.23	2.27[f]	2.20	2.14*
Ratio of net investment income (loss) (%)	(.04)*	(.20)	.92	.38	(.23)*
Portfolio turnover rate (%)	27*	17	9	14	5*
[a] For the six months ended May 31, 2002 (Unaudited).
[b] For the period March 9, 1998 (commencement of operations) to November 30, 1998.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.22% and 2.22%, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Years Ended November 30,	2002[a]	2001	2000	1999	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.28	$ 10.22	$ 9.69	$ 9.61	$ 9.50
Income (loss) from investment operations: Net investment income (loss)[c]	-***	(.02)	.09	.04	(.01)
Net realized and unrealized gain (loss) on investment transactions	.50	.15	.52	.07	.12
Total from investment operations	.50	.13	.61	.11	.11
Less distributions from: Net investment income	-	(.07)	(.08)	(.01)	-
Net realized gains on investment transactions	-	-	-	(.02)	-
Total distributions	-	(.07)	(.08)	(.03)	-
Net asset value, end of period	$ 10.78	$ 10.28	$ 10.22	$ 9.69	$ 9.61
Total Return (%)[d]	4.86**	1.22	6.38	1.09[e]	1.16e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	18	18	16	16
Ratio of expenses before expense reductions (%)	2.13*	2.19	2.23[f]	2.16	2.26*
Ratio of expenses after expense reductions (%)	2.13*	2.19	2.20[f]	2.14	2.11*
Ratio of net investment income (loss) (%)	(.02)*	(.16)	.99	.44	(.20)*
Portfolio turnover rate (%)	27*	17	9	14	5*
[a] For the six months ended May 31, 2002 (Unaudited).
[b] For the period March 9, 1998 (commencement of operations) to November 30, 1998.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.17% and 2.14%, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder-Dreman Financial Services Fund (the ``Fund'') is a non-diversified series of Scudder Equity Trust (the ``Trust'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2001 the Fund had a net tax basis capital loss carry forward of approximately $4,459,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008, ($2,554,000) and November 30, 2009 ($1,905,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2001 through November 30, 2001, the Fund incurred approximately $3,488,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, are made semiannually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended May 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $23,171,736 and $32,782,912, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to 1/12 of the annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended May 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.75% of the Fund's average daily net assets. Dreman Value Management, L.L.C. serves as subadvisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.350%, 0.400% and 0.375% of the average daily net assets for Class A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended May 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at May 31, 2002
Class A	$ 131,557	$ 25,345
Class B	162,627	31,243
Class C	32,391	6,212
	$ 326,575	$ 62,800

In addition, the Administrative Fee expense on the Statement of Operations includes ($13,981) changes in estimates of expenses.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended May 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2002
Class B	$ 304,925	$ 54,133
Class C	64,782	11,813
	$ 369,707	$ 65,946

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2002
Class A	$ 93,970	$ 13,554
Class B	101,641	19,155
Class C	21,594	5,449
	$ 217,205	$ 38,158

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended May 31, 2002 aggregated $6,218.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the six months ended May 31, 2002, the CDSC for Class B and C shares aggregated $82,782 and $2,328, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended May 31, 2002 totaled $7,093 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $87 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. At the end of the period, $900,000 was outstanding. Interest expense incurred on the borrowings amounted to $1,168 for the six months ended May 31, 2002. The average dollar amount of the borrowings was $260,870 and the weighted average interest rate on these borrowings was 2.32%.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2002		Year Ended November 30, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	770,578	$ 8,161,956	2,707,808	$ 28,628,826
Class B	350,634	3,712,132	1,693,594	17,831,104
Class C	127,871	1,353,352	532,287	5,597,202
		$ 13,227,440		$ 52,057,132
Shares issued to shareholders in reinvestment of distributions
Class A	21,620	$ 226,143	82,081	$ 895,375
Class B	-	-	44,640	483,872
Class C	-	-	10,279	111,683
		$ 226,143		$ 1,490,930
Shares redeemed
Class A	(1,158,050)	$ (12,267,759)	(3,471,022)	$ (36,268,851)
Class B	(864,987)	(9,114,494)	(2,050,991)	(21,257,210)
Class C	(301,056)	(3,172,359)	(563,164)	(5,825,822)
		$ (24,554,612)		$ (63,351,883)
Net increase (decrease)
Class A	(365,852)	$ (3,879,660)	(681,133)	$ (6,744,650)
Class B	(514,353)	(5,402,362)	(312,757)	(2,942,234)
Class C	(173,185)	(1,819,007)	(20,598)	(116,937)
		$ (11,101,029)		$ (9,803,821)

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder-Dreman Financial Services Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matters were voted upon by the shareholders of the fund (the resulting votes are presented below):

1. To approve a new investment management agreement for the Fund with Deutsche Investment Management, Inc.

Affirmative	Against	Abstain
12,100,297	163,049	214,289

2. To approve a new sub-advisory agreement between the Fund's investment manager and Dreman Value Management, L.L.C.

Affirmative	Against	Abstain
12,094,915	148,989	233,731

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2012 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Large Company Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Dechert

Ten Post Office Square Boston, MA 02109
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement April 2002

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:
Scudder Investments, Attention: Correspondence - Chicago,
P.O. Box 219415, Kansas City, MO 64121-9415.

Notes

Notes

Notes

Notes

Notes